Exhibit 10.33

*** Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4)

and 240.24b-2

AGREEMENT TO AMEND EXCLUSIVE LICENSE AGREEMENT

This Agreement to amend ("the Amendment") the Exclusive License Agreement JHTT#A02186 dated June 22, 2006 ("the Agreement") is between Capricor, a Delaware corporation located at 8700 Beverly Blvd., Davis Building, Room D-1063, Los Angeles, CA 90048 ("the Company") and Johns Hopkins University, a Maryland corporation located at 3400 N. Charles Street Baltimore, MD 21218-2695 ("JHU") (collectively "the Parties").

RECITALS

Whereas, the Parties are interested in adding related Patent Rights to the Agreement;

Accordingly, the Parties agree as follows:

AMENDMENT

[…***…]

CONSIDERATION

[…***…]

MISCELLANEOUS

This Amendment shall become effective on the last date signed hereto.
All other terms and conditions of the License remain in force and effect.

IN WITNESS WHEREOF, the Parties or authorized representatives of the Parties have executed this Amendment.

The Johns Hopkins University Capricor, Inc.

By:	/s/ R. Keith Baker	By:	/s/ Linda Marbán

	R. Keith Baker	Linda Marban

	Director	Chief Executive Officer

Technology Transfer

Date: 5/13/09		Date: 5/11/2009

*Confidential Treatment Requested